Exhibit 10.55

                       AGREEMENT TO TERMINATE LEASE

    THIS AGREEMENT is made and entered into this 12th day of June, 1995, by and between Malcolm O. Koons (hereafter referred to as "Koons") and Miller Structures, Inc. (hereinafter referred to as "Miller").

                           W I T N E S S E T H :


    WHEREAS, on or about March 2, 1993, Koons (as the "Lessor") and Miller (as the "Lessee") entered into a Commercial Lease and Option to Purchase (hereinafter referred to as the "Lease"), and a Memorandum pertaining to the Lease was recorded in the Office of the Recorder of Elkhart County, Indiana, on March 8, 1993, as Document Number 93004990; and

    WHEREAS, by the Lease, Koons agreed to lease to Miller, and Miller agreed to lease from Koons, the real estate commonly known as 28384 County Road 20 West, Elkhart, Indiana, which real estate is more fully described on Exhibit "A" attached hereto and is hereinafter referred to as the "Property"; and

    WHEREAS, Koons has entered into an agreement to sell the Property, and Koons and Miller wish to enter into this written Agreement to memorialize their agreements and understandings with respect to the Property and the termination of the Lease.

    NOW, THEREFORE, in consideration of the mutual terms and provisions contained herein, the parties hereto agree as follows:

    1. Effective upon the execution of this Agreement and the payment of the amounts to be paid by Miller to Koons specified in paragraph 2 hereof, the Lease shall be deemed terminated in all respects, and Koons and Miller shall have no further liability, obligation and/or duties with respect to each other by virtue of the Lease.

    2. Miller agrees to pay certain obligations totalling $100,000.00 to or on behalf of Koons. This shall be paid by a direct cash payment by Miller to Koons in the amount of $ 37,500.00, at the time of the closing when Koons sells the Property, plus Miller's agreement to pay the real estate commission in the amount of $ 62,500.00 arising from Koons' sale of the Property.

    3. Except for the payments to be made by Miller specified in the preceding paragraph, Koons and Miller hereby completely release and discharge each other from any and all claims, obligations, liabilities, duties and causes of action of each and every nature and description, now existing or arising in the future, that either of them has or may have against the other arising from or relating in any way to the Lease and/or the Property.

    4. Time is of the essence in the performance of all obligations provided for herein. In the event of any litigation arising from or pertaining to this Agreement, the prevailing party shall be entitled to recover its costs and attorney fees from the non-prevailing party.

    IN WITNESS WHEREOF, the parties hereunto have executed this Agreement in Elkhart, Indiana, on the day and year first above written.

                                  "KOONS"



                                  \Malcolm O. Koons
                                  Malcolm O. Koons


                                  "MILLER"

                                  MILLER STRUCTURES, INC.



                                  By:  \Edward Craig
                                  Edward Craig, President


STATE OF INDIANA   )
                   )  SS:
COUNTY OF ELKHART  )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Malcolm O. Koons for and on his own behalf, and acknowledged the execution of the above and foregoing document this 13 day of June, 1995.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                  \Rita A. Merrill
                                  Notary Public
                                  Rita A. Merrill
                                  Print Name
                                  Residing in    St. Joseph
                                  County, Indiana

My Commission Expires:      3-25-98

STATE OF INDIANA   )
                   )  SS:
COUNTY OF  ELKHART )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Edward Craig, President of Miller Structures, Inc., and on behalf of said corporation acknowledged the execution of the above and foregoing document this 13 day of June, 1995.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                  \Rita A. Merrill
                                  Notary Public

                                  Rita A. Merrill
                                  Print Name
                                  Residing in     St. Joseph
                                  County, Indiana


My Commission Expires:     3-25-98





This instrument prepared by: Steven L. Hostetler, Thorne, Grodnik, Ransel, Duncan, Byron & Hostetler, P.O. Box 1210, Mishawaka, Indiana 46546-1210.